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EXHIBIT 23.2
                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-71073) of IKON Receivables, LLC and in the related Prospectus of our report dated October 25, 1999, with respect to the 1999 financial statements of IKON Receivables, LLC included in this Annual Report (Form 10-K) for the year ended September 30, 2000.

                                                       /s/ Ernst & Young, LLP
Philadelphia, Pennsylvania
November 20, 2000